Goodwill and Intangible assets	12 Months Ended
Dec. 31, 2022
Goodwill and intangible assets
Goodwill and Intangible assets

14. Goodwill and intangible assets

Goodwill arises on the acquisition of subsidiaries and represents the excess of the purchase consideration over the fair value of the Group’s share of the assets acquired and the liabilities assumed on the acquisition date. The Group’s goodwill primarily relates to the acquisition of BCIM Holdings LLC in December 2016.

The tables below set forth the allocation of the carrying value of goodwill to each of the Group’s operating business segments at the beginning and end of the relevant reporting periods.

		Asset
		management
	Capital	and other	Other
($ in thousands)	provision	services	corporate	Total
Balances at December 31, 2019	107,991	25,020	988	133,999
Foreign exchange gain	-	-	33	33
Balances at December 31, 2020	107,991	25,020	1,021	134,032
Foreign exchange loss	-	-	(13)	(13)
Balances at December 31, 2021	107,991	25,020	1,008	134,019
Foreign exchange loss	-	-	(107)	(107)
Balances at December 31, 2022	107,991	25,020	901	133,912

Management has determined there was no evidence of goodwill impairment at December 31, 2022, 2021 and 2020, respectively.

In connection with the acquisition of BCIM Holdings LLC, the Group recorded an intangible asset representing an assessment, for accounting purposes, of the value of BCIM Holdings LLC’s future asset management income at the acquisition date. The intangible asset became fully amortized during the year ended December 31, 2020 and was being amortized in accordance with revenue generated from asset management income. Amortization expense was $8.7 million and $9.5 million for the years ended December 31, 2020 and 2019, respectively. There were no impairments of the intangible asset during the years ended December 31, 2020 and 2019.